U.S. Government Money Market Fund

a Series of the
DIREXION FUNDS

Supplement dated June 24, 2011 to the
Prospectus and Statement of Additional Information (“SAI”)
 dated December 29, 2010

Effective immediately, the Board of Trustees of the Direxion Funds has approved revisions to the “Principal Risks” section of the U.S. Government Money Market Fund (the “Fund”).  In addition to the risks described in the Prospectus, the Fund is also subject to Risks of Investing in Other Investment Companies.  Within the summary prospectus portion of the Prospectus relating to the Fund, under the heading “Principal Risks” on pages 113 and 114, the following section is hereby added:

Principal Risks

Risks of Investing in Other Investment Companies - Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.  If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance.

In the “Principal Risks” section of the Prospectus on page 129, the table of risks is amended to add an “X” to reflect that the Fund is subject to Risks of Investing in Other Investment Companies and ETFs.

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Prospectus and SAI.